Supplement dated November 19, 2018 to the Segall Bryant & Hamill Funds Prospectus and the Summary Prospectus for the Segall Bryant & Hamill Micro Cap Fund, each dated May 1, 2018.

Effective November 19, 2018, Segall Bryant & Hamill’s quantitative strategies specialists Scott E. Decatur, Ph.D and Nicholas C. Fedako, CFA, will assume responsibility as portfolio managers of the Segall Bryant & Hamill Micro Cap Fund. They will replace Paul A. Kuppinger, CFA, who will step down as portfolio manager.

Prospectus

Effective November 19, 2018, the following paragraph replaces the paragraph regarding the Segall Bryant & Hamill Micro Cap Fund on page 86 under the caption “Investment Personnel” in the “Management of the Funds” section.

Segall Bryant & Hamill Micro Cap Fund

The Segall Bryant & Hamill Micro Cap Fund is managed by Mr. Scott E. Decatur, Ph.D and Mr. Nicholas C. Fedako, CFA. Dr. Decatur and Mr. Fedako are primarily responsible for the day-to-day management of the Fund, including the development and ongoing application of Segall Bryant & Hamill, LLC’s proprietary quantitative model.

Effective November 19, 2018, the paragraph relating to Mr. Kuppinger, on page 89 under the caption titled “Portfolio Managers” in the “Management of the Funds” section, is hereby deleted.

Effective November 19, 2018, the following paragraphs are added under caption titled “Portfolio Managers” in the “Management of the Funds” section.

Scott E. Decatur, Ph.D has been portfolio manager of the Segall Bryant & Hamill Micro Cap Fund since November 19, 2018, the Segall Bryant & Hamill Emerging Markets Fund since 2011 and the Segall Bryant & Hamill International Small Cap Fund since 2011. He is the director of Quantitative International Strategies and a principal at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Dr. Decatur was the director of quantitative research and a partner of Philadelphia International Advisors LP (“PIA”) from 2004 to 2015. Prior to PIA, he was a member of the Structured Products Group and served as director of quantitative equity research at Delaware Investments and as a quantitative investment analyst, focusing on emerging markets, with Grantham, Mayo, van Otterloo & Co. Dr. Decatur holds a B.S. and M.S. in Computer Science and Electrical Engineering from the Massachusetts Institute of Technology. He earned a Ph.D. in Computer Science from Harvard University, where his doctoral research focused on machine learning in the presence of noisy data.

Nicholas C. Fedako, CFA has been portfolio manager of the Segall Bryant & Hamill Micro Cap Fund since November 19, 2018, the Segall Bryant & Hamill Emerging Markets Fund since 2011 and the Segall Bryant & Hamill International Small Cap Fund since 2011. He is a senior portfolio manager and a principal at Segall Bryant & Hamill, LLC. Prior to joining Segall Bryant & Hamill in 2015, Mr. Fedako was a quantitative analyst and partner at Philadelphia International Advisors (“PIA”), where he provided quantitative support to an international fundamental team for a number of years before helping to start the quantitative strategies in 2008. Mr. Fedako holds a B.S. in Finance and International Business from Pennsylvania State University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Philadelphia.

Summary Prospectus/Summary Sections

The following changes will become effective November 19, 2018 in the section titled Name(s) of Portfolio Manager(s) and Title(s) for the Segall Bryant & Hamill Micro Cap Fund.

Information regarding Paul A. Kuppinger, CFA, is hereby deleted.

Effective November 19, 2018, the following replaces the chart in the section titled Name(s) of Portfolio Manager(s) and Title(s).

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Director of Quantitative International Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 19, 2018
Nicholas C. Fedako, CFA Senior Portfolio Manager, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	November 19, 2018

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEGALL BRYANT & HAMILL TRUST

Supplement dated November 19, 2018 to the Segall Bryant & Hamill Funds Statement of Additional Information dated May 1, 2018 relating to the Segall Bryant & Hamill Micro Cap Fund.

Effective November 19, 2018, Paul A. Kuppinger, CFA, is no longer serving as a Portfolio Manager of the Segall Bryant & Hamill Micro Cap, Large Cap Dividend and Global Large Cap Funds. Therefore, all references to Mr. Kuppinger in the Statement of Additional Information are hereby deleted as of that date.

Effective November 19, 2018, Scott E. Decatur, Ph.D. and Nicholas C. Fedako, CFA, will manage the Segall Bryant & Hamill Micro Cap Fund.

Effective November 19, 2018, the following replaces the Portfolio Managers summary of other investment activities table for the Quantitative Team table on page 77.

QUANTITATIVE TEAM*
	Decatur	Fedako
Registered Investment Companies
Assets	$407.7 million	$407.7 million
# of Accounts	2	2

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Pooled Accts
Assets	$1,047.8 million	$1,047.8 million
# of Accounts	38	38

Performance Based
Assets	$114.2 million	$114.2 million
# of Accounts	4	4

Other Accts
Assets	$188.5 million	$188.5 million
# of Accounts	3	3

Performance Based
Assets	$0	$0
# of Accounts	0	0

Grand Totals
Assets	$1,644.0 million	$1,644.0 million
# of Accounts	43	43

*	Information on other accounts managed by the portfolio managers is as of October 31, 2018.

Effective November 19, 2018, the following is included in the Ownership of Securities table beginning on page 79.

Portfolio Manager	Fund	Ownership Range
Scott E. Decatur*	Segall Bryant & Hamill Micro Cap Fund	None
Nicholas C. Fedako*	Segall Bryant & Hamill Micro Cap Fund	None

*	Information as of November 19, 2018

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE